UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 12, 2002



                        PATH 1 NETWORK TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



Delaware                      000-30928                     13-3989885
(State of Incorporation)   (Commission File Number)  (I.R.S. Identification No.)



           6215 Ferris Square, Suite 140, San Diego, California 92121
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (858) 450-4220

             3636 Nobel Drive Suite 400, San Diego, California 92122
                 (Former address of principal executive offices)








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Item 5.  Other Events

         On July 12, 2002 we announced that we had moved our corporate offices. In addition we announced a realignment of management within the Company. Attached is the press release dated July 12, 2002.



Item 7.     Exhibits

            99.1     Press Release dated July 12, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PATH 1 NETWORK TECHNOLOGIES INC.




By: /s/ Frederick A. Cary
Frederick A. Cary
President and Chief Executive Officer



July 18, 2002





















INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------------     --------------------------------------------------------------
99.1              Press release dated July 12, 2002